UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2009

GRIFFON CORPORATION

(Exact name of Registrant as Specified in Charter)

DELAWARE	1-6620	11-1893410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 JERICHO QUADRANGLE, JERICHO, NEW YORK  11753

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: 516-938-5544

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On March 30, 2009, Griffon Corporation (“Griffon”) issued a press release announcing the filing of shelf registration statements on Form S-3 and Form S-4.  A copy of Griffon’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits

(d)           Exhibits.

99.1         Press Release dated March 30, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Griffon has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

Date: March 30, 2009	By:	/s/ Patrick L. Alesia
	Name:	Patrick L. Alesia
	Title:	Chief Financial Officer

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